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                                                                   EXHIBIT 23.1

CONSENT OF ARTHUR ANDERSEN LLP




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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 17, 2000, included or incorporated by reference in the AHL Services, Inc. Form 10-K for the year ended December 31, 1999, into the accompanying Registration Statement.



/s/ Arthur Andersen LLP


Atlanta, Georgia
April 12, 2000